First Northwest Bancorp

NASDAQ: FNWB

Raymond James - Chicago
October 2017

Safe Harbor Statement

Forward-Looking Statements

When used in this presentation the words or phrases "believes," "expects," "anticipates," "estimates" or similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Additional forward looking statements may be made in the question and answer period following this presentation. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in First Northwest Bancorp's ("Company") latest Annual Report on Form 10-K and other filings with the Securities and Exchange Commission ("SEC") which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we discuss today may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Any forward-looking statements are based upon management's beliefs and assumptions at the time they are made. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of the forward-looking statements.

Strategic Plan and Performance

2017 accomplishments

- Geographic diversification
- Earning asset diversification
- Company performance
- Share repurchases

2018 challenges

- Continuing to improve earnings and efficiency
- Managing excess liquidity and capital
- Continuing product and geographic diversification
- Managing costs associated with our geographic expansion and keeping pace with technology and the regulatory environment

Leadership

Board of Directors

Name	Board Title	Director Since[1]
Stephen E. Oliver	Chairman of the Board	2001
David A. Blake	Vice Chairman of the Board	2005
Lloyd J. Eisenman[2]	Director	1985
David T. Flodstrom	Director	2002
Laurence J. Hueth	Director President and Chief Executive Officer	2010
Jennifer Zaccardo	Director	2011
Cindy H. Finnie	Director	2012
Norman J. Tonina Jr.	Director	2013
Craig A. Curtis	Director	2014
Dana D. Behar	Director	2015

[1] Includes service on First Federal Savings & Loan Association Board of Directors.

[2] Retiring from board November 7, 2017.

Leadership

Senior Management Team

Name	Title	Years with Company[1]	Years in Industry
Larry Hueth	President and Chief Executive Officer	8	33
Regina Wood	EVP, Chief Financial Officer	11	11
Kelly Liske	EVP, Chief Banking Officer	11	22
Chris Donohue	EVP, Chief Credit Officer	4	39
Jeff Davis	EVP, Chief Operations Officer	3	32
Chris Riffle	SVP, General Counsel and Corporate Secretary	0	0
Brett Bies	SVP, Chief Information Officer	6	6
Derek Brown	SVP, Director of Human Resources	1	17

[1] Includes service with First Federal Savings & Loan Association.

Economic Conditions

July 2017
County unemployment rates, not seasonally adjusted



Whatcom 4.7%
San Juan 3.1%
Skagit 4.9%
Island 4.9%
Snohomish 4.0%
Clallam 6.3%
Jefferson 5.6%
Kitsap 4.7%
King 3.6%
Grays Harbor 6.3%
Mason 5.9%
Pierce 5.0%
Thurston 4.7%
Pacific 6.2%
Lewis 6.0%
Cowlitz 5.6%
Skamania 5.4%
Wahkiakum 6.6%
Clark 4.9%
Klickitat 4.8%
Legend
4.0% or less
4.1% to 5.0%
5.1% to 6.0%
6.1% or greater

2016 distressed areas[1]		
	Three-year average unemployment rate (Jan 2014 - Dec 2016) (not seasonally adjusted)	Distressed area: unemployment rate greater than or equal to 6.8%
Washington State	**5.70%**	
Clallam County	8.20%	Yes
Jefferson County	7.50%	Yes
Kitsap County	5.80%	
Whatcom County	6.20%	
Skagit County	6.90%	Yes
Snohomish County	4.70%	
King County	4.30%	
Pierce County	6.60%	
Thurston County	6.10%	
Mason County	8.00%	Yes
San Juan County	4.90%	
Island County	6.30%	

[1] Prepared in cooperation with the federal Bureau of Labor Statistics

Source: Employment Security Department Washington State
esd.wa.gov

Olympic Peninsula
Economic Conditions



Nonfarm industry employment, not seasonally adjusted, in
Clallam County (Port Angeles MSA)
24,000
23,500
23,000
22,500
22,000
21,500
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017



Nonfarm industry employment, not seasonally adjusted, in
Jefferson County
9,000
8,800
8,600
8,400
8,200
8,000
7,800
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017

While employment continues to improve in Clallam and Jefferson counties, the combined nonfarm jobs remain in the low 30,000 range.

Source: Employment Security Department Washington State
esd.wa.gov

Expansion Market

Economic Conditions



Nonfarm industry employment, not seasonally adjusted, in
Kitsap County (Bremerton MSA)
92,000
90,000
88,000
86,000
84,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017



Nonfarm industry employment, not seasonally adjusted, in
Whatcom County (Bellingham MSA)
94,000
92,000
90,000
88,000
86,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017

Nonfarm jobs exceed 90,000 in both Kitsap and Whatcom counties.

Source: Employment Security Department Washington State
esd.wa.gov

Locations

Olympic Peninsula

Port Angeles
- Administration (T)[1]
- Downtown (T)[1]
- Sixth Street
- Eastside

Sequim
- Sequim Avenue
- Sequim Village

Forks

Port Townsend

Puget Sound Expansion
- ✓ Silverdale
- ✓ Bellingham
- ✓ Bellingham/Fairhaven
- ✓ Bainbridge Island[2]

Mortgage Loan Center
- o Seattle

(T) – Technology service location using Interactive Teller Machines (ITMs)

[1] FDIC application for consolidation pending

[2] Scheduled to open January 2018



Bellingham
Fairhaven
Port Townsend
Port Angeles
Sequim
Forks
Bainbridge
Silverdale
Seattle Home Loan Center

Balance Sheet Assets

At June 30 for the years presented



Total Assets
$ in millions
$1,125
$1,075
$1,025
$975
$925
$875
$825
$775
$725
$784.5
$795.3
$936.8
$1,010.1
$1,087.7
2013
2014
2015
2016
2017



Investment Securities
$ in millions
$400
$350
$300
$250
$200
$150
$264.4
$232.2
$360.6
$323.9
$280.5
2013
2014
2015
2016
2017
Investment Securities AFS
Investment Securities HTM

At June 30,	Net Loans to Assets	Investments to Assets
2013	57.3%	33.7%
2014	62.4%	29.2%
2015	52.1%	38.5%
2016	61.4%	32.1%
2017	66.8%	25.8%



Loans Receivable, net
$ in millions
$775
$725
$675
$625
$575
$525
$475
$425
$375
$449.4
$496.2
$487.9
$619.8
$726.8
2013
2014
2015
2016
2017

Loan Portfolio Diversification

At June 30 for the years presented


2016
Home Equity
5%
Other Consumer
2%
Commercial Real
Estate
26%
Multifamily
7%
Construction and
Land
8%
Commercial
Business
3%
Single Family
Residential
49%


2017
Home Equity
5%
Other Consumer
3%
Commercial Real
Estate
27%
Multifamily
8%
Construction and
Land
10%
Commercial
Business
2%
Single Family
Residential
45%

Asset Quality and Reserves

At June 30 for the years presented


Nonperforming Assets to Total Assets
2.0%
1.5%
1.0%
0.5%
0.0%
1.5%
0.9%
0.8%
0.3%
0.2%
2013
2014
2015
2016
2017


Nonperforming Loans to Total Loans
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.2%
1.2%
1.0%
0.5%
0.3%
2013
2014
2015
2016
2017


ALLL to nonperforming loans
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
80.8%
135.3%
145.6%
222.3%
445.1%
2013
2014
2015
2016
2017


ALLL to total loans
2.0%
1.5%
1.0%
0.5%
0.0%
1.7%
1.6%
1.4%
1.2%
1.2%
2013
2014
2015
2016
2017

Balance Sheet Liabilities

At June 30 for the years presented



Deposits
$ in millions
$875
$825
$775
$725
$675
$625
$575
$525
$595.0
$600.4
$647.2
$723.3
$823.8
2013
2014
2015
2016
2017



Borrowings
$ in millions
$110
$100
$90
$80
$70
$60
$50
$100.0
$105.1
$90.0
$80.7
$77.4
2013
2014
2015
2016
2017

At June 30,	Net Loans to Deposits
2013	75.5%
2014	82.6%
2015	75.4%
2016	85.7%
2017	88.2%

Deposit Geographic Diversification

At June 30 for the years presented



2015
Kitsap
4%
Jefferson
14%
Clallam
82%



2016
Kitsap
5%
Whatcom
2%
Jefferson
15%
Clallam
78%

Balance Sheet Equity

At June 30 for the years presented



FNWB Equity
$ in millions
$250
$200
$150
$100
$50
$-
$78.6
$81.0
$190.7
$189.7
$177.7
2013
2014
2015
2016
2017



FNWB Regulatory Capital Ratios
2016
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.0%
18.7%
6.5%
29.9%
8.0%
29.9%
10.0%
31.1%
Tier 1 / total adjusted assets
Common Equity Tier 1 Capital to risk-weightged assets
Tier 1 Capital to risk-weightged assets
Total Capital to risk-weightged assets



FNWB Regulatory Capital Ratios
2017
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.0%
16.5%
6.5%
24.4%
8.0%
24.4%
10.0%
25.6%
Tier 1 / total adjusted assets
Common Equity Tier 1 Capital to risk-weightged assets
Tier 1 Capital to risk-weightged assets
Total Capital to risk-weightged assets

Earnings

For the fiscal year ended June 30


Net Interest Income
$ in millions
$35.0
$30.0
$25.0
$20.0
$15.0
$19.8
$21.8
$22.9
$27.4
$31.6
2013
2014
2015
2016
2017


Noninterest Income
$ in millions
$7.0
$6.0
$5.0
$4.0
$3.0
$5.6
$5.0
$4.7
$6.2
$6.2
2013
2014
2015
2016
2017


Noninterest Expense
$ in millions
$35.0
$30.0
$25.0
$20.0
$15.0
$21.2
$22.1
$33.0
$27.9
$29.8
2013
2014
2015
2016
2017


Net Income (Loss)
$ in millions
$7.5
$5.0
$2.5
$0.0
-$2.5
-$5.0
-$7.5
$2.3
$2.7
$(5.1)
$4.0
$5.1
2013
2014
2015
2016
2017

Earnings

For the fiscal year ended June 30


ROAA
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
-0.40%
-0.60%
-0.80%
0.30%
0.34%
-0.58%
0.41%
0.48%
2013
2014
2015
2016
2017


ROAE
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
2.94%
3.33%
-3.92%
2.09%
2.81%
2013
2014
2015
2016
2017


EPS
$0.60
$0.40
$0.20
$0.00
-$0.20
-$0.40
-$0.60
EPS Not Applicable
$(0.42)
$0.33
$0.46
2013
2014
2015
2016
2017

Stock Price

First Northwest Bancorp (NASDAQ: FNWB)

IPO January 2015 at $10/share

At the period ended:	6/30/2017	12/31/2016	6/30/2016
Common Shares Outstanding (actual)	11,902,146	12,153,946	12,676,660
Basic Book Value per Share	$ 14.93	$ 14.55	$ 14.97

52 Week Price per Share Highlights		
High	June 20, 2017	$16.99
Low	September 27, 2016	$13.23



Stock Price
17
16
15
14
13
Volume
500K
0K
Oct '16
Nov '16
Dec '16
Jan '17
Feb '17
Mar '17
Apr '17
May '17
Jun '17
Jul '17
Aug '17
Sep '17

Adjournment

Thank You